UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 11, 2002
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                           MICROFINANCIAL INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                  MASSACHUSETTS
                                  -------------
                 (State or other jurisdiction of incorporation)


                     1-14771                    04-2962824
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          (Commission file number) (IRS Employer Identification Number)


                      950 Winter Street, Waltham, MA 02451
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 781-890-0177
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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                      Exhibit Title
           -------                      -------------
           Exhibit 99                   Press Release dated February 11, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MICROFINANCIAL INCORPORATED
                                     Registrant



                                     By: /s/ Peter R. Bleyleben
                                        ----------------------------------------
                                        Peter R. Bleyleben
                                        Chairman and Chief Executive Officer

Dated: February 12, 2002